                                                                    Exhibit 99.2

                          UNAUDITED PRO FORMA CONDENSED

                       CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated statement of operations for the year ended September 30, 2001 gives effect to the acquisition of Meenan Oil Co. L.P. ("Meenan") completed on August 12, 2001 by Star Gas Partners, L.P. ("Star Gas"). The information presented is derived from, should be read in conjunction with, and is qualified in its entirety by reference to the historical financial statements and related notes of Star Gas and Meenan.

The unaudited pro forma condensed consolidated statement of operations for the twelve months ended September 30, 2001 was prepared as if the transaction had occurred on October 1, 2000.

The pro forma adjustments are based upon currently available information and certain estimates and assumptions described below, and therefore, the actual adjustments may differ from the unaudited pro forma adjustments. However, management believes that the assumptions provide a reasonable basis for representing the significant effects of the transaction and that the unaudited pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed consolidated financial information. The unaudited pro forma condensed consolidated statement of operations for the year ended September 30, 2001 is not necessarily indicative of the results of operations of Star Gas if the transaction had actually occurred on the dates indicated above. Likewise, the unaudited pro forma condensed consolidated statement of operations is not necessarily indicative of future financial results of combined operations of Star Gas.

                                                                     (Continued)

                    STAR GAS PARTNERS, L.P. AND SUBSIDIARIES
      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                         Year Ended September 30, 2001
                    (in thousands, except per unit amounts)

                                                                                                                      Star Gas
                                                                                                                   Partners, L.P.
                                                                   Star Gas                       Pro Forma          Pro Forma
                                                                Partners, L.P.     Meenan (a)    Adjustments          Combined
                                                                --------------   -------------   -----------       --------------
Sales                                                           $   1,085,973    $    237,003              -       $  1,322,976
Cost and expenses
 Cost of sales                                                        771,317         175,875              -            947,192
 Operating expenses                                                   235,830          41,960        ($1,530)(b)        276,260
 Depreciation and amortization                                         44,396           3,084          2,895 (c)         50,375
 TG &E customer acquisition expense                                     1,868               -              -              1,868
 Unit compensation expense                                              3,315               -              -              3,315
                                                                -------------    ------------    -----------       ------------
    Operating income                                                   29,247          16,084         (1,365)            43,966
Interest expense, net                                                  33,727           7,376         (1,709)(d)         39,394
Amortization of debt issuance costs                                       737               -            100 (e)            837
                                                                -------------    ------------    -----------       ------------
    Income (loss) before income taxes and cumulative
    effect of change in accounting principle                           (5,217)          8,708            244              3,735
Income tax expense                                                      1,498             635              -              2,133
                                                                -------------    ------------    -----------       ------------
    Income (loss) before cumulative effect of change
    in accounting principle                                            (6,715)          8,073            244              1,602
Cumulative effect of change in accounting principle
for adoption of SFAS No. 133, net of income taxes                       1,466               -              -              1,466
                                                                -------------    ------------    -----------       ------------
    Net income (loss)                                                 ($5,249)   $      8,073    $       244       $      3,068
                                                                =============    ============    ===========       ============

 General Partner's interest in net income (loss)                          (75)            110              3                 38
                                                                -------------    ------------    -----------       ------------

 Limited Partners' interest in net income (loss)                      ($5,174)   $      7,963    $       241       $      3,030
                                                                =============    ============    ===========       ============

Net income (loss) per Limited Partner unit:
 Basic                                                                 ($0.23)                                     $       0.12
                                                                =============                                      ============
 Diluted                                                               ($0.23)                                     $       0.12
                                                                =============                                      ============

Weighted average number of Limited Partner units outstanding
Basic                                                                  22,439                          3,250 (f)         25,689
                                                                =============                    ===========       ============
Diluted                                                                22,439                          3,250 (f)         25,992 (g)
                                                                =============                    ===========       ============

                    Star Gas Partners, L.P. and Subsidiaries
        Notes to Pro Forma Condensed Consolidated Financial Information
                                Tables in (000s)


          (a) Represents the results of operations of Meenan from October 1, 2000 to August 12, 2001, the date of acquisition by Star Gas. Subsequent to August 12, 2001, the results of operations of Meenan were included in the results of operations of Star Gas.

          (b) Reflects the elimination of the salaries and related expenses for two of the executives and principal owners of Meenan that will not be employed by the Partnership as well as for other deal related expenses as follows:


                                                     October 1, 2000 to
                                                        August 12, 2001
                                                     ------------------

         Salaries and Related Costs                            $  850
         Other                                                    680
                  Total                                        -------
                                                               $1,530
                                                               =======


          (c) Reflects the net adjustment for the period from October 1, 2000 to August 12, 2001 to depreciation and amortization expense of $2.9 million attributable to the acquisition of Meenan.

          (d) Reflects the net reduction to interest expense of $1.7 million for the period from October 1, 2000 to August 12, 2001. This amount reflects $4.40 million of additional interest expense on $61.0 million in principal amount of the senior secured notes issued at an interest rate of 8.25%. These notes were issued to fund the acquisition of Meenan. This amount also reflects a reduction in interest expense of $2.0 million due to the repayment by the sellers of $25.0 million of debt with a weighted average interest rate of 9.34% and the elimination from the pro forma financial statements of $4.0 million associated with a prepayment penalty incurred at Meenan for the early termination for these notes.

         The following table summarizes the effect on interest expense of the acquisition of Meenan and offerings from October 1, 2000 to August 12, 2001:


                                                                     (Continued)

                                                                                        Interest     Interest
                                                                           Amount         Rate       Expense
                                                                           ------       --------     --------
Debt Repaid
         Meenan Notes .................................................    $25,000       9.34%       $(2,021)
         Elimination of Prepayment Penalty ............................                               (4,045)
                                                                                                      ------
         Total Reductions to Interest Expense .........................                              $(6,066)
                                                                                                     -------

New Debt Issued
         8.25% Senior Secured Notes ..........................             $61,000       8.25%       $ 4,357
                                                                                      -------
         Net Reduction to Interest Expense ...................                        $(1,709)
                                                                                      =======

          (e) Reflects the net adjustment for the period from October 1, 2000 to August 12, 2001 to amortization of debt issuance costs of $0.10 million attributable to the debt offering and the acquisition of Meenan.

          (f) Reflects the additional common units sold by Star Gas used to complete the Meenan acquisition.

          (g) Reflects the effect of units which were deemed anti-dilutive to actual net income (loss) per unit of Star Gas as reported September 30, 2001 and became dilutive to net income per unit as adjusted for the Meenan transaction.